Exhibit 10.1

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: Up to U.S.$300,000.00	Dated as of November 29, 2020

 FOR VALUE RECEIVED and subject to the terms and conditions set forth herein, GP Investments Acquisition Corp. II, a Cayman Islands exempted company (“Maker”), promises to pay to GPIC, Ltd., a Bermuda limited liability company (“Payee”), or order, the principal sum of Three Hundred Thousand U.S. Dollars (U.S.$300,000.00) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under this Note on the Maturity Date (as defined below) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by Maker to such account as Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1.            Principal. The entire unpaid principal balance of this Note shall be due and payable in full on the earlier of: (i) December 31, 2021, and (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date of (i) and (ii), the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). The principal balance may be prepaid at any time by Maker, at its election and without penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2.            Drawdown Requests. Maker and Payee agree that Maker may request, from time to time, up to Three Hundred Thousand U.S. Dollars (U.S.$300,000.00) in drawdowns under this Note to be used for costs and expenses related to Maker’s proposed initial public offering of its securities (the “IPO”), including its formation. The principal of this Note may be drawn down from time to time prior to the Maturity Date upon request from Maker to Payee (each, a “Drawdown Request”). Payee shall fund each Drawdown Request no later than three (3) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns outstanding under this Note at any time may not exceed Three Hundred Thousand U.S. Dollars (U.S.$300,000.00). No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker.

3.            Interest. No interest shall accrue on the unpaid principal balance of this Note.

4.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

5.            Events of Default. The following shall constitute an event of default (“Event of Default”):

(a)            Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note on the Maturity Date.

(b)            Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)            Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

6.            Remedies.

(a)            Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)            Upon the occurrence of an Event of Default specified in Sections 5(b) or 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7.            Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8.            Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

9.            Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail (including .pdf), to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic mail, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

10.            Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

11.            Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.            Trust Waiver. Notwithstanding anything herein to the contrary, Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account to be established in which proceeds of the IPO (including the deferred underwriting discounts and commissions) and proceeds of the sale of the warrants issued in a private placement to occur in connection with the IPO are to be deposited, as described in greater detail in the registration statement and prospectus to be filed with the Securities and Exchange Commission in connection with the IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

13.            Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of Maker and Payee.

14.            Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

GP INVESTMENTS ACQUISITION CORP. II

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Authorized Signatory

By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo
Title: Authorized Signatory

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of December 30, 2021, by and among GP-Act III Acquisition Corp. (formerly known as GP Investments Acquisition Corp. II), a Cayman Islands exempted company (the “Maker”), and GPIC, Ltd., a Bermuda limited liability company (the “Payee”), is made with reference to that certain promissory note, dated as of November 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), by and among the Maker and the Payee. All capitalized terms used herein without definition shall have the same meanings as set forth in the Note.

W I T N E S S E T H:

WHEREAS, the Maker intends to consummate an initial public offering of the Maker’s units, each unit consisting of one Class A ordinary share of the Maker, par value $0.0001 per share, and one-half of one redeemable warrant;

WHEREAS, the Maker and the Payee seek to amend Section 1 of the Note and add Section 15 to the Note; and

WHEREAS, the Maker and the Payee have agreed to this Amendment Agreement on the terms and conditions set forth herein and pursuant to Section 13 of the Note.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.       Waiver and Amendments.

(a)	With effect from the date of this Amendment Agreement, the Maker and the Payee hereby irrevocably agree to amend Section 1 of the Note by replacing the existing Section 1 with the following:

“1. Principal.	The entire unpaid principal balance of this Note shall be due and payable in full on the earlier of: (i) June 30, 2022, and (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date of (i) and (ii), the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). The principal balance may be prepaid at any time by Maker, at its election and without penalty. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.”

(b)	With effect from the date of this Amendment Agreement, the Maker and the Payee hereby irrevocably agree to add the following Section 15 to the Note:

“15. Successors.	This Note shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, and no other person will have any right or obligation hereunder.”

(c)	The Payee hereby irrevocably agrees to the terms of this Amendment Agreement. Such agreement shall be irrevocably binding on any subsequent transferees, participants, successors and assigns.

2.	Effectiveness. This Amendment Agreement shall be effective immediately upon execution and delivery by the parties hereto.

3.	Effect on the Note; Reaffirmation.

(a)	Except as expressly amended as provided herein, this Amendment Agreement shall not alter, modify amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Note, as applicable, all of which are ratified and affirmed in all respects and shall continue in full force and effect except, that, on and after the effectiveness of this Amendment Agreement, each reference to the Note shall, in each case, mean a reference to the Note as amended by this Amendment Agreement. The execution, delivery and effectiveness of this Amendment Agreement shall not be considered to create a course of dealing or otherwise obligate the Payee to execute other amendments under the same or similar circumstances.

(b)	Each party hereto (i) agrees that this Amendment Agreement shall not limit or diminish the obligations of such person under, or release such person from any obligations under, the Note, except as expressly provided for herein, (ii) confirms, ratifies and reaffirms its obligations under the Note, as such obligations are amended by this Amendment Agreement and (iii) agrees that the Note (as amended by this Amendment Agreement) remains in full force and effect and is hereby ratified and confirmed.

4.	GOVERNING LAW. THIS AMENDMENT AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AMENDMENT AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.	Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purpose.

6.	Counterparts. This Amendment Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

7.	Integration. This Amendment Agreement and the Note constitute the entire contract among the parties hereto and thereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment Agreement has been duly executed as of the day and year first written above.

GP-ACT III ACQUISITION CORP.,
as Maker

By:	/s/ Rodrigo Boscolo
	Name:	Rodrigo Boscolo
	Title:	Director

By:	/s/ Antonio Bonchristiano
	Name:	Antonio Bonchristiano
	Title:	Director

[Signature Page to Amendment Agreement]

GPIC, LTD.,
as Payee

By:	/s/ Rodrigo Boscolo
	Name:	Rodrigo Boscolo
	Title:	Director

By:	/s/ Antonio Bonchristiano
	Name:	Antonio Bonchristiano
	Title:	Director

[Signature Page to Amendment Agreement]